Exhibit 10.7
Re-Purchase Agreement

This Re-Purchase Agreement, hereinafter referred to as "Agreement", is made and entered into this 12th day of September, 2012, by and between AL International, Inc. and R Garden, Inc., hereinafter referred to as "ALI" and "RGI", respectively, and collectively referred to as the "Parties".  Whereas RGI wishes to acquire, and ALI wishes to transfer, among other things, R Garden branded product, website URL(s), and other intellectual property, the undersigned mutually agree to the following:

    1.  Sole Agreement. This agreement is the sole agreement between RGI and ALI and supersedes and summarily replaces any and all other agreements; including, but not limited to Asset Purchase Agreement dated 1July, 2011 between RGI and AL Global Corporation and any other consignment, royalty, commission, or inventory purchase agreements entered into between the Parties prior to the execution and commencement of this Agreement.  The only exception to be any Associate Agreement entered into personally by the undersigned, Don Smyth which is, and shall remain separate from this agreement.

    2.  Sale of Business Assets. ALI shall sell, transfer, convey, or otherwise assign to RGI, and prepare for shipment, any and all mutually agreed upon assets for a mutually agreed upon price. Assets include, but may not be limited to, the following: R Garden Products, which include both previously consigned merchandise· as well as ALI owned merchandise purchased subsequent to and within the terms of previous Asset Purchase Agreement, Website domain names (URL's), telephone number(s), and other intellectual property. Products shall be shipped back to RGI on September 17th, 2012 to the following address:  R-Garden Inc., c/o Shawna Pelts, 19940 190th Ave. NE, Woodinville, WA 99077.

a.	Products previously consigned have been, and shall be owned by RGI, and as such will be returned to RGI upon execution of this agreement.

b.
Products purchased by ALI from Manufacturers (i.e., Summit Lake Labs) for the purposes of resale will be purchased by RGI from ALI at their original purchase price, with the exception as stated herein.

c.
RGI will retain $5,000 from purchase price as a retainer for the contingency of any discrepancies. Upon acceptance of Products by RGI, inventory records will be reconciled and any and all discrepancies will be brought forth within 7 calendar days, after which time, all products and quantities of same will be considered as agreed upon by the parties, and the $5,000 balance will be due and payable. In the event of a discrepancy, the final balance due will be adjusted by mutual agreement, and any remaining balance will be due and payable 7 calendar days upon receipt of product.

    3.  Transfer of Ownership and Liability. Upon execution of this Agreement, ALI shall make no claims to the R Garden name, its products (except as stated herein), or exclusive marketing rights to same. In addition, RGI shall assume all ownership to name, product formulation(s), marketing rights, as well as claims and or product liabilities. ALI shall transfer ownership rights of said assets to RGI and RGI shall assume all liabilities for sales of products made by RGI and claims made by RGI after this agreement is signed from ALI immediately upon receipt of payment for same.

    4.  Retention of Product for Resale. ALI, of its choosing, shall retain a limited quantity of a limited selection of R Garden Products for continued resale to ALI customers. The price of the products which are kept by ALI that were on consignment from RGI will be deducted from the total Purchase Price owed by RGI. As part of this Agreement, ALI shall assume, and RGI shall grant reseller status to ALI for R Garden products.  Pricing shall be at RGI current wholesale price without specification of minimum and or maximum quantities to purchase.  Thereafter, product(s) will be purchased by ALI from RGI on an as needed basis.

    5.  Cessation of Royalties. Any and all Royalties paid by ALI to RGI under any other agreements shall immediately cease upon execution of this agreement. Any and all payments, royalties, due under the terms of this agreement are outlined herein, and shall not be construed otherwise. (There were no Commissions paid by ALI to RGI.)

    6.  Payment.  Initial payment shall be made immediately by RGI to ALI upon execution of this agreement.  This initial payment shall be for the mutually agreed upon price of R Garden Product Inventory to be re-purchased estimated to be $133,537.91 and or otherwise returned to RGI by ALI less Consignment products kept by ALI estimated to be $25,028.16 As outlined in section 2c, RGI shall retain $5,000 in the event of any inventory discrepancies.  Therefore initial payment is to be $103,509.75.

    7.  RGI has full marketing rights of R-Garden products to those people in Don Smyth's personal downline, G2345. ALI receives no commission for sales of R-Garden products by RGI.

    8.  Covenants of the Parties. ALI covenants to RGI that ALI has good and marketable title to all of the assets being licensed and or sold under the terms of this agreement, and that all are free of any encumbrances and or liens, except as stated herein. The undersigned mutually represent and warrant that they, themselves, are duly authorized to enter into this agreement as stated herein.

    9.  Notices. Any and all communication leading to, or arising out of this Agreement, including demands, instructions, alterations, or any other material matters are to be delivered in writing, and shall be deemed delivered on the earlier date and time of either actual receipt (by hand delivery or courier) or upon deposit with the U.S. Postal Service registered/certified mail, or other national delivery service where a signature is required, to the following addresses:

If to ALI
Youngevity
Attn: Steve Wallach
2400 Boswell Rd. Chula Vista, CA 91914

If to RGI
Don Smyth

14 Enzyme Lane
Kettle Falls, WA 99141

    10.  Governing Law/Jurisdiction. This Agreement is being executed and delivered, and is intended to be performed in the State of California, and the laws of such State shall govern the validity, construction, enforcement, and interpretation ofthis Agreement unless otherwise specified herein.

    11.  Arbitration/Attorney's Fees. Any controversy or claim arising out of, or related to this Agreement or its subject matter, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, but not administered by same, before an arbiter mutually agreed upon by the undersigned or assigns thereof. Judgment upon the award rendered by the arbiter shall be binding and considerate of all damages and expenses, including Attorney fees. The total amount of any judgment shall not exceed the full consideration of this agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.

AL International, Inc.
DBA Youngevity

By:  /s/ Steve Wallach
Name:  Steve Wallach
Title:  CEO

R Garden, Inc.

By:  __________
Name:  Don Smyth
Title:  President

Re-Purchase Agreement

This Re-Purchase Agreement, hereinafter referred to as "Agreement", is made and entered into this 12th day of September, 2012, by and between AL International, Inc. and R Garden, Inc., hereinafter referred to as. "ALI” and "RGI", respectively, and collectively referred to as the "Parties".  Whereas RGI wishes to acquire, and All wishes to transfer, among other things, R Garden branded product, website URL(s), and other Intellectual property, the undersigned mutually agree to the following:

    1.  Sole Agreement. This agreement is the sole agreement between RGI and All and supersedes and summarily replaces any and all other agreements; including, but not limited to Asset Purchase Agreement dated 1July, 2011 between RGI and AL Global Corporation and any other consignment, royalty, commission, or inventory purchase agreements entered into between the Parties prior to the execution and commencement of this Agreement.  The only exception to be any Associate Agreement entered into personally by the undersigned, Don Smyth which is, and shall remain separate from this agreement.

    2.  Sale of Business Assets. ALI shall sell, transfer, convey, or otherwise assign to RGI, and prepare for shipment, any and all mutually agreed upon assets for a mutually agreed upon price. Assets include, but may not be limited to, the following: R Garden Products, which Include both previously consigned merchandise as well as ALI owned merchandise purchased subsequent to and within the terms of previous Asset Purchase Agreement, Website domain names (URL's), telephone number(s), and other intellectual property.  Products shall be shipped back to RGI on September 17th, 2012 to the following address: R-Garden Inc., c/o Shawna Pelts, 19940 190th Ave. NE, Woodinville, WA 99077.

a.	Products previously consigned have been, and shall be owned by RGI, and as such will be returned to RGI upon execution of this agreement.

   b.   Products purchased by ALI from Manufacturers (i.e., Summit Lake Labs) for the purposes of resale will be purchased by RGI from ALI at their original purchase price, with the exception as stated herein.

   c.   RGI will retain $5,000 from purchase price as a retainer for the contingency of any discrepancies. Upon acceptance of Products by RGI, Inventory records will be reconciled and any and all discrepancies will be brought forth within 7 calendar days, after which time, all products and quantities of same will be considered as agreed upon by the parties, and the $5,000 balance will be due and payable.  In the event of a discrepancy, the final balance due will be adjusted by mutual agreement, and any remaining balance will be due and payable 7 calendar days upon receipt of product.

    3.  Transfer of Ownership and liability.   Upon execution of this Agreement, AU shall make no claims to the R Garden name, its products (except as stated herein), or exclusive marketing rights to same.   In addition, RGI shall assume all ownership to name, product formulation(s), marketing rights, as well as claims and or product liabilities.  ALI shall transfer ownership rights of said assets to RGI and RGI shall assume all liabilities for sales of products made by RGI and claims made by RGI after this agreement is signed from ALI immediately upon receipt of payment for same.

    4.  Retention of Product for Resale. ALI, of its choosing, shall retain a limited quantity of a limited selection of R Garden Products for continued resale to ALI customers. The price of the products which are kept by ALI that were on consignment from RGI will be deducted from the total Purchase Price owed by RGI.  As part of this Agreement, All shall assume, and RGI shall grant reseller status to ALI for R Garden products. Pricing shall be at RGI current wholesale price without specification of minimum and or maximum quantities to purchase. Thereafter, product(s) will be purchased by All from RGI on an as needed basis.

    5.   Cessation of Royalties. Any and all Royalties paid by AU to RGI under any other agreements shall immediately cease upon execution of this agreement.  Any and all payments, royalties, due under the terms of this agreement are outlined herein, and shall not be construed otherwise. (There were no Commissions paid by ALI to RGI.)

    6.   Payment.   Initial payment shall be made immediately by RGI to ALI upon execution of this agreement. This initial payment shall be for the mutually agreed upon price of R Garden Product Inventory to be re-purchased estimated to be $133,537.91 and or otherwise returned to RGI by All less Consignment products kept by All estimated to be $25,028.16  As outlined in section 2c, RGI shall retain $5,000 in the event of any inventory discrepancies.  Therefore initial payment Is to be $103,509.75.

    7.   RGI has full marketing rights of R-Garden products to those people in Don Smyth's personal downline, G234S. ALI receives no commission for sales of R-Garden products by RGI.

    8.   Covenants of the Parties. ALI covenants to RGI that ALI has good and marketable title to all of the assets being licensed and or sold under the terms of this agreement, and that all are free of any encumbrances and or liens, except as stated herein. The undersigned mutually represent and warrant that they, themselves, are duly authorized to enter into this agreement as stated herein.

    9.  Notices. Any and all communication leading to, or arising out of this Agreement, Including demands, Instructions, alterations, or any other material matters are to be delivered In writing, and shall be deemed delivered on the earlier date and time of either actual receipt (by hand delivery or courier) or upon deposit with the U.S. Postal Service registered/certified mail, or other national delivery service where a signature is required, to the following addresses:

If to ALI
Youngevity
Attn: Steve Wallach
2400 Boswell Rd. Chula Vista, CA 91914

If to RGI
Don Smyth

14 Enzyme Lane
Kettle Falls, WA 99141

    10. Governing Law/Jurisdiction. This Agreement is being executed and delivered, and is intended to be performed in the State of California, and the laws of such State shall govern the validity, construction, enforcement, and interpretation of this Agreement unless otherwise specified herein.

    11. Arbitration/Attorney's Fees. Any controversy or claim arising out of, or related to this Agreement or its subject matter, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, but not administered by same, before an arbiter mutually agreed upon by the undersigned or assigns thereof. Judgment upon the award rendered by the arbiter shall be binding and considerate of all damages and expenses, including Attorney fees. The total amount of any judgment shall not exceed the full consideration of this agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date and year first above written.

AL International, Inc.
DBA Youngevity

By:  /s/ Steve Wallach
Name:  Steve Wallach
Title:  CEO

R Garden, Inc.

By:  /s/ Don Smyth
Name:  Don Smyth
Title:  President